Exhibit 10.18

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

                             1998 STOCK OPTION PLAN
                             ----------------------

         1. Purposes of Plan. This 1998 Stock Option Plan (the "Plan") is intended to encourage and enable selected employees, officers, directors and independent contractors of Health & Nutrition Systems International, Inc. (the "Company") to acquire or to increase their holdings of shares of the common stock of the Company (the "Common Stock") in order to promote a closer identification of their interests with those of the Company and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Company. This purpose will be carried Out through the granting of incentive stock options ("Incentive Stock Options") and nonqualified stock options ("Nonqualified Stock Options"). Incentive Options and Nonqualified Options shall be collectively referred to herein as "Options."

         2. Administration. The Plan shall be administered by the Board of Directors, or if appointed by the Board of Directors, by a committee, of not less than two (2) Directors (the Board sitting as such Committee or such Committee if appointed, is herein referred to as the "Committee"). The Committee will administer the Plan and execute award agreements or other documents subject to the express provisions of the Plan. In addition, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, awards of Options under the Plan shall be made, whether the awards are to be Incentive Stock Options, or otherwise, and the number of shares of Common Stock of the Company to be contained in each grant of option, and to establish the terms and conditions of each award (which need not be identical). Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, prescribe and amend the terms and provisions of the stock option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Committee on all matters with respect to the Plan shall be conclusive. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board (if applicable) employ attorneys, consultants, accountants or other persons to assist with the administration of the Plan.

         3. Stock Reserved for the Plan. For purposes of the Plan, 2,500,000 shares of Common Stock may be issued pursuant to the exercise of options granted hereunder (subject to adjustment as provided in Section 11 below), and the Company has reserved sufficient authorized shares to provide for the exercise of such options. Such shares may consist, in whole or in part, of unissued or treasury shares. If any shares that have been optioned or granted under the Plan cease to be subject to option or grant or are later forfeited or reacquired by the Company, as the case may be, such shares may again be made subject to awards under the Plan.

         4. Participation. Officers, directors and other employees of the Company, as well as independent contractors of and consultants to the Company, are eligible to participate in the Plan.

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         5. Eligibility for Incentive Stock Options. An Incentive Stock Option
may be granted only to an individual who satisfies all of the following eligibility requirements on the Granting Date (as defined in Section 7(b) below):

                  (a) The individual is an employee of the Company. For this purpose, an individual is considered to be an "employee" only if there exists between the individual and the Company the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied.

                  (b) The individual is an employee of the Company who the Committee determines is in a position to affect the profits of the Company by reason of the nature and extent of such employee's duties, responsibilities, personal capabilities, performance and potential.

                  (c) With respect to the grant of an Incentive Stock Option, the individual does not own, immediately before the time that the Incentive Stock Option is granted, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company; provided, that a 10% Holder (as defined in Section 7 below) may be granted an incentive option if the price at which such option may be exercised is greater than or equal to one hundred ten percent (110%) of the fair market value of the shares of Common Stock of the fair market value of the Common Stock at the time of the grant of the option and the period of the option does not exceed five (5) years. For this purpose, an individual will be deemed to own stock which is attributed to him under Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code").

                  (d) The individual, being otherwise eligible under this
Section 5, is selected by the Committee as an individual to whom an option shall be granted (a "Grantee").

         6. Eligibility for Nonqualified Stock Options. A nonqualified stock option may be granted only to an individual who satisfies the following eligibility requirements on the Granting Date:

                  (a) The individual is an employee, officer or independent contractor or consultant of the Company. For this purpose, an individual is an considered to be an "employee" only if there exists between the individual and the Company or a related corporation the legal and bona fide relationship of employer and employee. In determining whether such a relationship exists, the regulations of the United States Treasury Department relating to the determination of the employment relationship for the purpose of collection of income tax on wages at the source shall be applied. For this purpose, an individual is considered an "independent contractor" if that individual performs services for the Company in a capacity other than as an employee.

                  (b) The individual, being otherwise eligible under this
Section 6, is selected by the Committee as an Grantee.

         7. Terms and Conditions of Options. All Options granted under this plan shall be subject to the following terms and conditions and any others as the Committee shall deem desirable:

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                  (a) Option Price. The purchase price per share of Common Stock will be determined by the Committee but the purchase price for Incentive Stock Options will not be less than one hundred percent (100%) of the fair market value of the stock on the Granting Date. Such fair market value shall be determined by the Committee in such manner as it shall deem reasonable and in compliance with all applicable laws and regulations. The purchase price of the stock subject to an Incentive Stock Option granted to the holder of ten percent (10%) or more of the outstanding Common Stock (a "10% Holder") shall be equal to at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time of the grant of the option. In no event shall the purchase price per share under any Option be less than the par value of such stock subject to the Option.

                  (b) Effective Date of Grant. The effective date of the grant of an Option (the "Granting Date") shall be the date specified by the Committee in its determination relating to the award of such Option, provided that such date shall not be prior to the date of such action by the Committee. The Committee shall promptly notify the Grantee of the grant of an Option, and a written Stock Option Agreement shall promptly be executed and delivered by and on behalf of the Company and the Grantee, provided that such grant of an Option shall expire if a written Stock Option Agreement is not signed by said Grantee (or his agent or attorney) and returned to the Company within ninety (90) days from the Granting Date.

                  (c) Option Period. The term of each Option, including the earliest date of exercise and the "vesting" periods for the exercise of the Options over time shall be fixed by the Committee; provided, however that no Option shall be exercisable after the expiration of ten years from the Granting Date (but no more than five (5) years from the Granting Date in the case of a 10% Holder). The aggregate fair market value (determined as of the time the Granting Date) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). To the extent Options which first become exercisable during a calendar year exceed One Hundred Thousand Dollars ($100,000) to one employee, such Options shall be deemed non-qualified stock Options.

                  (d) Exercise. An Option may be exercised by giving written notice of exercise to the Company specifying the number of shares to be purchased and by paying in full the purchase price in cash or certified check, except to the extent the participant is permitted to defer such payment pursuant to the Option Agreement with such participant or a separate agreement. The Committee may make provision for so-called `cashless exercise" pursuant to the Option Agreement or a separate agreement with the Grantee. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject thereto until such shares shall have been issued and registered on the Company's transfer books upon such exercise.

                  (e) Non-transferability of Options. No Option or other right granted under the Plan shall be transferable other than by will and laws of descent and distribution. An Option or other right shall be exercisable during a Grantee's lifetime only by the Grantee.

                  (f) Termination by Retirement. If a Grantee who is an employee retires pursuant to any retirement plan of the Company, his outstanding Options may be exercised (to the extent of the number of shares purchasable by such grantee at the time of his retirement) for up to three months after his retirement date or the stated period of the Option, whichever period is shorter.

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                  (g) Termination by Disability. If a Grantee's employment is terminated due to a disability qualifying such Grantee for payments under any disability plan of the Company or a subsidiary, his outstanding Options may be exercised to the extent of the remaining shares covered by this Options for up to three months from the date of termination or the stated period of the Option, whichever period is shorter.

                  (h) Other Termination. If a Grantee ceases to be an officer, employee or director of the Company, or in the case of contractors and consultants, ceases to be a contractor or consultant to the Company, for any reason other than death, disability or retirement, his outstanding Options shall terminate and expire upon the termination of such relationship with the Company.

                  (i) Death of Optionee. In the event of the death of a Grantee while he is employed by the Company, or within the three month periods provided in Section 7(f) or 7(g) hereof, the Options granted to him may be exercised by a legatee or legatees of the Grantee under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death (unless otherwise provided in his Stock Option Agreement), but not after the date on which the Options otherwise expires within such period.

                  (j) Stock Option Agreements. The grant of any Option under the Plan shall be evidenced by the execution of an agreement between the Company and the Grantee in such form as may be adopted by the Committee from time to time in its sole discretion (each a "Stock Option Agreement"). Stock Option Agreements between the Company and Grantees of options need not be identical, but each such agreement shall set forth the date of grant of the option, the Option Price, the Option period, the designation of the Option as an Incentive Stock Option or a Nonqualified Stock Option, and the time or times when and the conditions upon the happening of which the Option shall become exercisable. Such agreement shall also set forth the restrictions, if any, with respect to which the shares to be purchased thereunder shall be subject, and such other terms and conditions as the Committee shall determine, which are consistent with the provisions of the Plan and applicable law and regulations.

                  (k) Incentive Stock Options. It is the intent of the Company that certain Options granted under the Plan qualify as "incentive stock options" under Section 422A of the Internal Revenue Code. Accordingly, the Plan is also deemed to contain such other terms and conditions necessary (and not contain any terms and conditions inconsistent with said Section 422A) so that certain Options granted under the Plan shall qualify as Incentive Stock Options under said Section 422A.

                  (l) Lapse at the Discretion of the Committee. The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any or all of such restrictions.

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         8. Terms and Conditions. Any Option awarded to the participant under the Plan shall be subject to the following terms and conditions and any others as the Committee shall deem desirable:

                  (a) Vesting Acceleration. Upon an acquisition of the Company, as evidenced by the purchase (other than through the issuance of stock by the Company) by an independent party of more than fifty percent (50%) of the outstanding shares, a merger as a result of which more than fifty percent (50%) of the outstanding capital stock of the Company is held by persons who were not previously stockholders of the Company, or a sale of all or substantially all of the Company's assets, all outstanding Options may immediately be exercised by the grantee thereof. Upon the closing of the sale of shares of Common Stock in a fully underwritten public offering (with underwriters approved by the Board of Directors of the Company) pursuant to an effective registration statement under the Securities Act of 1933, as amended, where the aggregate sales price of such shares of Common Stock is not less than $10,000,000, all outstanding Options may immediately be exercised by the grantee thereof.

                  (b) Forfeiture of Option. All unexercised Options shall be forfeited and all rights of the Grantee to such forfeited Options shall terminate upon the termination of the Grantee's employment (except in the case of death, disability, retirement or authorized leaves of absence) or, in the case of consultants or contractors, termination of the consulting or contracting arrangement.

                  (c) Delivery of Stock. The Company shall deliver stock certificates representing the number of shares of Common Stock that have been fully paid as soon as practicable after receipt of payment from a Grantee. If a Grantee is allowed under the terms of the Option to make payment of any part of the purchase price of the Common Stock on a deferred basis, then stock certificates representing shares of Common Stock shall be delivered to the Grantee only to the extent that such shares are fully paid.

                  (d) Right as a Shareholder. Upon the exercise of an Option, the payment in full of the Option price and the issuance of shares, the Grantee shall have all of the rights of a shareholder with respect to such Common Stock and the right to receive all dividends paid thereon.

         9. No Right to Company Employment. Nothing in this Plan or as a result of any award pursuant to this Plan shall confer on any participant any right to continue in the employ of the Company or of a subsidiary or interfere in any way with the right of the Company or of a subsidiary to terminate a participant's employment at any time. Awards granted under the Plan shall not be affected by any change of employment so long as the participant continues to be an officer, director, or employee of the Company.

         10. Right of First Refusal. Upon termination of employment or association with the Company by death, disability, retirement or any other reason, or in the event a Grantee desires to sell or transfer his shares of Common Stock, the Company shall have the right to purchase any shares owned by the participant at their then current fair market value. The calculation of fair market value will be determined by the Committee, in good faith, based upon relevant conditions and circumstances. If the Company declines to purchase the shares within 30 days after the date the Committee calculates and determines the fair market value, then the participant shall have the right to offer the shares


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for sale to a third party for a period of thirty days following the lapse of the right of first refusal to the Company; thereafter such shares shall once again be subject to the right of first refusal herein provided. The right of first refusal shall terminate at any time a registration statement is filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") and is declared effective by the Securities and Exchange Commission for the public issue of the Company's Common Stock; provided, however, that the Company has no obligation to the Grantee to register the Shares under the 1933 Act.

         11. Adjustments Upon Changes in Capitalization. If there is any change in the outstanding shares of common stock of the Company as a result of a merger, consolidation, reorganization, stock dividend, stock split to holders of shares that is distributable in shares, or other change in the capital stock structure of the Company or a related corporation, the Committee shall make such adjustments to options, to the number of shares reserved for issuance under the Plan, and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of options or otherwise advisable to reflect such change.

         12. Amendments and Termination. The Committee may amend, alter, or discontinue the Plan in such respects as it shall deem advisable; provided, however, that the Committee may not, without approval by the holders of the majority of the outstanding shares of Common Stock of the Company; (i) increase the aggregate maximum number of shares as to which Options may be granted under the Plan; or (ii) change the class of participants eligible to receive awards under the Plan.

         13. Effective Date of the Plan. The Plan shall become effective as of the date of adoption by the Board of Directors (the "Effective Date"), subject to approval by the shareholders within one (1) year thereafter.

         14. Term of the Plan. No Options shall be granted pursuant to the Plan after the date that is ten (10) years after the Effective Date. However, unexpired options granted prior to such date will remain in effect.

         15. Government and Other Regulations. The obligations of the Company to issue shares under the Plan, and the transferability of shares shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, including, without limitation, if necessary or appropriate, the effectiveness of a registration statement under the Securities Act of 1933, as amended. All shares issued upon exercise of options will contain restrictive legends as deemed appropriate by counsel to the Company.

         16. Tax Withholding. When any Option is exercised, the grantee shall pay the Company in cash, any amount of withholding taxes which the Company may be required by law to withhold.

         17. Limited Liability. Neither the Company nor any of its officers, or employees, or any member of the Board of Directors or the Committee, or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or applicable of the Plan, shall have any liability for any action taken, or not taken, in good faith under the Plan, or based on or arising out of the determination of any question under the Plan, made in good faith.

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         18. Non-Exclusivity of the Plan. Neither the adoption by the Board of
Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         19. Applicable Law. The Plan shall be construed and enforced according to the laws of the State of Florida.